UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2009
                                                          --------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            001-31566              42-1547151
-----------------------------    ---------------------   --------------------
(State or Other Jurisdiction)    (Commission File No.)    (I.R.S. Employer
   of Incorporation)                                       Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                   07306-4599
------------------------------------------                   ----------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.
           -------------

     Provident Financial Services, Inc. (the "Company") announced that the release of financial results for the quarter ended March 31, 2009 will be delayed pending completion of a goodwill impairment analysis. A copy of the Company's news release dated April 21, 2009 is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

          (a) Financial Statements of Businesses Acquired. Not applicable.

          (b) Pro Forma Financial Information. Not applicable.

          (c) Shell Company Transactions. Not applicable.

          (d) Exhibits.

           Exhibit No.              Description
           -----------              -----------

            99.1                    News release dated April 21, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     PROVIDENT FINANCIAL SERVICES, INC.



DATE:  April 21, 2009                 By: /s/ Paul M. Pantozzi
                                          --------------------
                                          Paul M. Pantozzi
                                          Chairman and
                                          Chief Executive Officer




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EXHIBIT INDEX


Exhibit           Description
-------           -----------

  99.1            News release dated April 21, 2009.